                                                                    EXHIBIT 10.5

                      FIRST AMENDMENT TO PURCHASE AND SALE
                                    AGREEMENT

     THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT, dated as of December 30, 1996 (this "Amendment"), is entered into among the Originators named in the Purchase and Sale Agreement, dated as of December 3, 1993 (the "Agreement") (the "Initial Originators"), AMPHENOL FUNDING CORP., a Delaware corporation ("AFC"), THE SINE COMPANIES, INC., a Michigan corporation (the "New Originator" and, with the Initial Originators, each an "Originator"), and AMPHENOL CORPORATION, a Delaware corporation ("Amphenol").

                                    RECITALS

     1. The Initial Originators, AFC and Amphenol are parties to the Agreement; and

     2. The parties hereto desire to amend the Agreement in order to add the New Originator as an Originator and a sub-servicer.

     NOW THEREFORE. for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. Certain Defined Terms. Capitalized terms that are used herein without definition and that are defined in the Agreement and in Appendix A thereto shall have the same meanings herein as in the Agreement.

     2. New Originator. (a)(i) The New Originator is hereby added as an Originator, and the definition of "Originators" in Appendix A to the Agreement is hereby amended and restated in its entirety as follows:

          "Originators" means Amphenol, Amphenol Interconnect Products Corporation, a Delaware corporation, Pyle National Inc., a Delaware corporation, Times Fiber Communications, Inc., a Delaware corporation, and The Sine Companies, Inc., a Michigan corporation, together with their successors as permitted under the Purchase and Sale Agreement.

          (ii) Each of Sections 1.1(a), (b) and (e), Sections 1.2(a)(i) and (ii) and the definition of "AUB" contained in Section 2.1 of the Agreement shall read "December 27, 1996" instead of "December 6, 1993" with respect to the New Originator only, and

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          (iii) the definition of "Initial Closing Date" contained in Appendix A to the Agreement is hereby amended and restated in its entirety as follows:

               "Initial Closing Date," with respect to each Originator, means the date on which the first purchases under the Purchase and Sale Agreement shall occur as to such Originator.

     (b) For purposes of calculating the Cost of Funds Discount and the Servicer's Fee Discount (per Sections 2.2(a) and (b), respectively, of the Agreement) as of the Initial Closing Date for the New Originator, clause (i) of the definitions of "COF" and "SF," respectively, shall be disregarded.

     (c) Section 2.2(e)(A) of the Agreement shall read "November 30, 1996" instead of "October 31, 1993" with respect to the New Originator only.

     (d) Except as otherwise set forth herein, the New Originator hereby agrees to be subject to the provisions of the Transaction Documents as if it originally had been an Originator thereunder.

     (e) Exhibit G to the Agreement is hereby amended and restated in its entirety by Exhibit G attached hereto.

     (f) Exhibit H to the Agreement is hereby amended and restated in its entirety by Exhibit H attached hereto.

     (g) Section 9(c) of each AFC Note is hereby amended such that the reference to "Section 3.03(d)" therein is hereby replaced by "Section 3.03(c)."

     (h) Appendix A to the Agreement is hereby amended by: (i) deleting clause
(a) of the definition of "Net Portfolio Balance" and substituting therefor the following new clause (a):

          (a)(i) 8% of the Purchase Limit for TCI Communications so long as it is rated at least "Baa3" by Moody's and "BBB-" by S&P, and (ii) if not so rated, 6% of the Purchase Limit for TCI Communications so long as it is rated at least "Ba1" by Moody's and "BB" by S&P, in either such case so long as it is not subject to review for downgrade or on "Credit Watch" by such rating agencies;

     3. Representations and Warranties. The New Originator (only as to itself) hereby represents and warrants to AFC as follows:

          (a) Representations and Warranties. (i) The representations and warranties made by the Initial Originators in the Transaction Documents (including those contained in Article VI of the Agreement, Including
     Section 6.9(a), as to which "September 30, 1996"

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     is substituted for "September 30, 1993" therein, but excluding Section
     6.15) are true and correct as to the New Originator as of the date hereof as though made on the date hereof.

               (ii) The New Originator does not use any trade name other than its actual corporate name and the trade names set forth in Exhibit H. From and after the date that fell five (5) years before the date hereof, the New Originator has not been known by any legal name other than its corporate name and/or the trade names set forth in Exhibit H. From and after December 31, 1992, the New Originator has not been the subject of any merger or other corporate reorganization.

          (b) Enforceability. The execution and delivery by it of this Amendment, and the performance of its obligations under the Transaction Documents (including this Amendment and the Agreement, as amended hereby), are within its corporate powers and have been duly authorized by all necessary corporate action on its part. This Amendment and the Agreement, as amended hereby, are its valid and legally binding obligations, enforceable in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

          (c) No Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event, Unmatured Termination Event, Purchase and Sale Termination Event or Unmatured Purchase and Sale Termination Event exists or shall exist.

     4. Effect of Amendment. Except as expressly amended and modified by this Amendment, all provisions of the Agreement shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to "this Agreement", "hereof"', "herein" or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.

     5. Effectiveness. This Amendment shall become effective as of the date hereof upon receipt by the Servicer (on AFC's behalf) of the following:

          (a) counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the parties hereto,

          (b) an Originator Assignment Certificate in the form of Exhibit D to the Agreement, duly completed, executed and delivered by the New Originator,

          (c) a copy of the resolutions of the Board of Directors of the New Originator, each Initial Originator, AFC and Amphenol, in each case approving the Transaction Documents to be delivered by it and the transactions contemplated hereby and thereby, and in each case certified by the Secretary or an Assistant Secretary of such Person,

          (d) a good standing certificate for each of the New Originator and Amphenol issued as of a recent date acceptable to the Servicer by the Secretary of State of the jurisdiction of its incorporation,

          (e) a certificate of the Secretary or an Assistant Secretary of: (i) the New Originator and (ii) unless previously provided, by each other party hereto, in each case certifying the names and true signatures of the officers authorized on such Person's behalf to sign the Transaction Documents to be delivered by it (on which certificates the Servicer and AFC may conclusively rely until such time as the Servicer shall receive from any such Person a revised certificate meeting the requirements of this paragraph),

          (f) the certificate or articles of incorporation or other organizational document of the New Originator, duly certified by the Secretary of State of the jurisdiction of its incorporation as of a recent date acceptable to the Servicer, together with a copy of the by-laws of the New Originator, each duly certified by the Secretary or an Assistant Secretary of the New Originator,

          (g) originals of the proper financing statements (Form UCC-1) that have been duly executed and name the New Originator as the assignor and AFC as the assignee (and the Purchaser or the Collateral Trustee as assignee of AFC) of the Receivables generated by the New Originator as may be necessary or, in the Servicer's or the Agent's opinion, desirable under the UCC of all appropriate jurisdictions to perfect AFC's ownership interest in all Receivables and such other rights, accounts, instruments and moneys (including, without limitation, Related Security) in which an ownership or Security interest may be assigned to it hereunder,

          (h) a written search report from a Person satisfactory to the Servicer listing all effective: (i) financing statements that name the New Originator as debtor or assignor and that are filed in the jurisdictions in which filings were made pursuant to the foregoing paragraph, together with copies of such financing statements (none of which, except for those described in the foregoing paragraph, shall cover any Receivable or any right related to any Receivable that is of the type described in Section
     1.1 of the Agreement which is to be sold to AFC hereunder), and (ii) tax and judgment lien search reports from a Person satisfactory to the Servicer showing no evidence of such liens filed against the New Originator,

          (i) favorable opinions from: (i) Winthrop, Stimson, Putnam & Roberts, special counsel to the New Originator, AFC, the Initial Originators and Amphenol, and (ii)

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     Edward C. Wetmore, General Counsel of the New Originator, AFC, the Initial
     Originators and Amphenol, in each case in form and substance satisfactory to the Servicer and the Agent,

          (j) an AFC Note in favor of the New Originator, duly executed by AFC,

          (k) an Originator Note in favor of AFC from the New Originator, duly executed by the New Originator,

          (l) a certificate from an officer of the New Originator to the effect that the Servicer and the New Originator have placed on the most recent, and have taken all steps reasonably necessary to ensure that there shall be placed on each subsequent, data processing report that it generates that are of the type that any proposed purchaser or lender would use to evaluate the Receivables the following legend (or the substantive equivalent thereof): "THE RECEIVABLES DESCRIBED HEREIN HAVE BEEN SOLD TO AMPHENOL FUNDING CORP. PURSUANT TO A PURCHASE AND SALE AGREEMENT, DATED AS OF DECEMBER 3, 1993, AS AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AMONG AMPHENOL CORPORATION, CERTAIN OTHER ORIGINATORS, AND AMPHENOL FUNDING CORP.; AND UNDIVIDED, FRACTIONAL OWNERSHIP INTERESTS IN THE RECEIVABLES DESCRIBED HEREIN HAVE BEEN SOLD TO POOLED ACCOUNTS RECEIVABLE CAPITAL CORPORATION PURSUANT TO A RECEIVABLES PURCHASE AGREEMENT, DATED AS OF DECEMBER 3, 1993, AS AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AMONG AMPHENOL FUNDING CORP., AMPHENOL CORPORATION, POOLED ACCOUNTS RECEIVABLE CAPITAL CORPORATION AND NESBITT BURNS SECURITIES, INC. (AS SUCCESSOR TO BANK OF MONTREAL), AS AGENT.", and

          (m) confirmation that: (i) all the Obligors of the New Originator have been instructed to deposit all Collections of Portfolio Receivables directly to a post office box related to the relevant Lock-box Account with a Lock-box Bank or (ii) if not so instructed, the New Originator will transfer any Collections that it receives to the relevant Lock-box Account pursuant to Section 8.2(a) of the Agreement.

     6. Covenants. Within 60 days after the date hereof, the New Originator shall deliver to the Servicer (on behalf of AFC) a certificate from an authorized officer to the effect that: (a) the name of the renter of all post office boxes into which Collections may from time to time be mailed have been changed to the name of AFC (unless such post office boxes are in the name of the relevant Lock-box Banks) and (b) all relevant postmasters have been notified that each of the Servicer, the New Originator (as a Servicer Person) and the Agent are authorized to collect mail delivered to such post office boxes (unless such post office boxes are in the name of the relevant Lock-box Banks).

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     7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

     8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York (without regard to any otherwise applicable principles of conflicts of law), except to the extent that the perfection (and the effect of perfection or nonperfection) of AFC's interests in the Receivables is governed by the laws of a jurisdiction other than the State of New York.

     9. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.

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     IN WITNESS WHEREOF, the parties have executed this Amendment of the date first written above.

                                     AMPHENOL FUNDING CORP.


                                     By: /s/ Edward G. Jepsen
                                        ---------------------------------------
                                         Name:  Edward G. Jepsen
                                         Title: E.V.P. & C.F.O.


                                     AMPHENOL CORPORATION,
                                       individually and as the initial Servicer


                                     By: /s/ Edward G. Jepsen
                                        ---------------------------------------
                                         Name:  Edward G. Jepsen
                                         Title: E.V.P. & C.F.O.


                                     AMPHENOL INTERCONNECT PRODUCTS CORPORATION


                                     By: /s/ Edward G. Jepsen
                                        ---------------------------------------
                                         Name:  Edward G. Jepsen
                                         Title: E.V.P. & C.F.O.


                                    PYLE NATIONAL, INC.


                                     By: /s/ Edward G. Jepsen
                                        ---------------------------------------
                                         Name:  Edward G. Jepsen
                                         Title: E.V.P. & C.F.O.


                                    TIMES FIBER COMMUNICATIONS, INC.


                                     By: /s/ Edward G. Jepsen
                                        ---------------------------------------
                                         Name:  Edward G. Jepsen
                                         Title: E.V.P. & C.F.O.

                                    THE SINE COMPANIES INC.


                                    By: /s/ Edward G. Jepsen
                                        ----------------------------------------
                                        Name: Edward G. Jepsen
                                        Title: Executive Vice President and
                                                  Chief Financial Officer

                                    Address:      358 Hall Avenue
                                                  Wa11ingford, CT 06492

                                    Attention: Edward G. Jepsen
                                    Facsimile: 203/265-8628


ACKNOWLEDGED AND CONSENTED TO
as of this 30th day of December, 1996 by:

POOLED ACCOUNTS RECEIVABLE CAPITAL
  CORPORATION, as the Purchaser

By:
    ----------------------------------------
  Name:
  Title:


NESBITT BURNS SECURITIES, INC., as Agent


By:
   ---------------------------------------
  Name:    _______________________________
  Title:   _______________________________


By:
   ---------------------------------------
  Name:    _______________________________
  Title:   _______________________________

                                    THE SINE COMPANIES INC.


                                    By:
                                        ----------------------------------------
                                        Name: Edward G. Jepsen
                                        Title: Executive Vice President and
                                                  Chief Financial Officer

                                    Address:   _________________________________

                                               _________________________________

                                    Attention: _________________________________
                                    Facsimile: _________________________________


ACKNOWLEDGED AND CONSENTED TO
as of this 30th day of December, 1996 by:

POOLED ACCOUNTS RECEIVABLE CAPITAL
  CORPORATION, as the Purchaser

By: /s/ Richard [Illegible]
    ----------------------------------------
  Name:   RICHARD [Illegible]
  Title:  VICE PRESIDENT


NESBITT BURNS SECURITIES, INC., as Agent


By:
   ---------------------------------------
  Name:    _______________________________
  Title:   _______________________________


By:
   ---------------------------------------
  Name:    _______________________________
  Title:   _______________________________

                                    THE SINE COMPANIES INC.


                                    By:
                                        ----------------------------------------
                                        Name: Edward G. Jepsen
                                        Title: Executive Vice President and
                                                  Chief Financial Officer

                                    Address:   _________________________________
                                               _________________________________

                                    Attention: _________________________________
                                    Facsimile: _________________________________


ACKNOWLEDGED AND CONSENTED TO
as of this 30th day of December, 1996 by:

POOLED ACCOUNTS RECEIVABLE CAPITAL
  CORPORATION, as the Purchaser

By:
    ----------------------------------------
  Name:  ___________________________________
  Title: ___________________________________


NESBITT BURNS SECURITIES, INC., as Agent


By: /s/ Jeffrey J. Phillips
   ---------------------------------------
  Name:    Jeffrey J. Phillips
  Title:   Managing Director


By: /s/ Harvey M. S. Fraser
   ---------------------------------------
  Name:    Harvey M. S. Fraser
  Title:   Managing Director

                                                                       Exhibit G

                               LOCATION OF RECORDS


358 Hall Avenue
Wallingford, CT 06492-7530

20 Valley Street
Endicott, NY 13760

40-60 Delaware Street
Sidney, NY 13838-1395

1925A Ohio Street
Lisle, IL 60532

1334 N. Kostner Avenue
Chicago, IL 60651

One Kennedy Avenue
Danbury, CT 06810

720 Sherman Avenue
Hamden, CT 06514

Route 2, Chatham Industrial Park
Chatham, VA 24531

25325 Joy Boulevard
Mt. Clemens, MI 48046-2336


                                                                          page 9

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                                                                       Exhibit H

                                  TRADE NAMES

Legal Entity                       Trade Names

Amphenol Corporation               Amphenol Corporation
                                   Amphenol RF
                                   Amphenol Products
                                   Bendix Connector Operations
                                   Spectra-Strip
                                   Amphenol
                                   Amphenol Aerospace Operations
                                   Amphenol Communication & Network Products
                                   AAO
                                   Amphenol FOP
                                   Amphenol Fiber Optic Products

Amphenol Interconnect Products     Amphenol Interconnect Products Corporation
  Corporation                      Amphenol Products
                                   Amphenol
                                   Amphenol Endicott
                                   Endicott
                                   AIPC

Pyle-National, Inc.                Pyle-National, Inc.
                                   Pyle

Times Fiber Communications,        Times Fiber Communications, Inc.
  Inc.                             Times Fiber Communications
                                   Times
                                   Times Fiber
                                   TFC

The Sine Companies, Inc.           The Sine Companies. Inc.
                                   Sine Connector Corporation
                                   Sine
                                   Aaxico
                                   Tri-Mate
                                   Sine Products Company
                                   Sine Eiectro-Mold, Inc.
                                   Mil-Specialists, Inc.


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